INCOME TAXES (Details 3) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Income Tax Disclosure [Abstract]
Balance at beginning of year	$ (52,525)	$ (48,098)	$ (42,941)
Valuationallowancedeferred Tax Asset Changes Due To Exchange Rate Differences Amount	0	1,418	(1,488)
Adjustment previous year loss	(5)	(14)	0
Acquisition	(7,269)	0	0
Additions during the year	(5,410)	(5,831)	(3,669)
Balance at end of year	$ (65,209)	$ (52,525)	$ (48,098)